          -------------------------------------------------------------
                                       THE
                                     TURKISH
                                   INVESTMENT
                                   FUND, INC.
          -------------------------------------------------------------







                              THIRD QUARTER REPORT
                                  JULY 31, 1999
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER





                        THE TURKISH INVESTMENT FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISERS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Dean Witter Investment Management Limited
25 Cabot Square
Canary Wharf
London EI4 4QA
England
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Investors Bank and Trust Company
200 Clarendon Street
Boston, Massachusetts 02116
(800) 342-8756
--------------------------------------------------------------------------------
LEGAL COUNSEL

Sullivan & Cromwell
125 Broad Street
New York, New York 10004
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
---------

For the nine months ended July 31, 1999, The Turkish Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 89.60% compared to 76.03% for the U.S. dollar adjusted Morgan Stanley Capital International (MSCI) Turkey Index (the "Index"). For the period since the Fund's commencement of operations on December 5, 1989 through July 31, 1999, the Fund's total return, based on net asset value per share, was -6.73% compared to 36.22% for the Index. On July 31, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $7 1/2, representing an 18.0% discount to the Fund's net asset value per share.

During the early morning hours of August 17, 1999, Turkey was struck by a major earthquake (7.4 on the Richter scale) that leveled buildings and left thousands dead or wounded. Although Turkey has been hit by earthquakes in the past, the country was unprepared for the magnitude of this natural disaster, the worst this century.

The quake struck the northwest Marmara region, centered around the industrial town of Izmit and included eastern Istanbul. In the immediate aftermath, international relief supplies poured into the country from around the world in an effort to help the victims. As of this writing, a full account of the situation remains unclear, but the human and economic toll is substantial. Due to communication problems, and in order to allow companies to report damages, the stock market was closed for several days. Most major listed companies reported minimal damage with the exception of Tupras, the country's largest refinery, which suffered a serious fire that took several days to bring under control. The earthquake is a disaster for the country, reducing growth in the short-term and pressuring the federal budget, but it could also serve to galvanize the government to continue the reform process that until now had been progressing at a rapid rate.

In the short-term, investors will focus on the economic impact of the disaster. The area of the earthquake's direct impact, Turkey's most populated region, accounts for some 12% of Turkey's GDP. The most severe physical damage inflicted was on residential housing, much of which was not built to withstand such a shock. Damage to the industrial zone appears to have been minimal. The main economic impact is not just the immediate physical damage, but the wealth effect. An estimated 18,000 residential buildings were hit by the quake and many residents were uninsured. Therefore, losses are likely to be a drag on the economy through reduced consumption in the short-term. After a steep fall in the first quarter of the year, economic growth was forecasted to rebound and finish the year up 1%. The earthquake will likely lead to a short drop in industrial activity and growth for the year will likely be in negative territory. Physical industrial capacity, however, remains intact and by the end of the year, reconstruction efforts should be well underway, leading to a strong economic rebound. Next year GDP growth should rebound to around 5%, closer to Turkey's long-term average growth rate. It is unclear what the impact will be on inflation. In July of this year, WPI (the wholesale price index) rose 54% year-on-year, up slightly from the 50% rate registered at the beginning of the year due to higher energy costs. Higher government spending and some shortages of basic goods may temporarily drive prices higher.

The most important question facing investors is the impact to public finances. Although it is too early to put a toll on the economic damage, there will be substantial cost to the government to rebuild housing and repair infrastructure. International aid is likely to be substantial. But the government will need to increase revenue collection in order to compensate for new spending and possible revenue shortfall. The government has already announced a bill that would implement a series of one-time tax measures to cope with earthquake costs. A combination of foreign aid and a substantial tax boost should help the government cope with the crisis.

During the first half of 1999, Turkey made major progress towards structural reform and reaching an agreement on a stand-by loan with the International Monetary Fund (IMF). A deal with the IMF is critical for Turkish securities. A new program endorsing new fiscal and monetary targets would markedly increase investor confidence. The government must roll over significant amounts of sovereign debt as real interest rates remain high following last year's Russia crisis. The actual amount of the IMF loan is not critical--the cash injection is likely to be modest. But the government hopes that the IMF seal of approval could allow real interest rates to fall by half. With current real rates at around 25%, a fall in the risk premium would likely be a significant boost to Turkish assets.

The administration that came to power following this year's April elections entered into a compromise agreement with the opposition which unlocked the required two-thirds majority in Parliament to approve constitu-tional changes and allowed the new pro-active government to pass more than 30 laws within weeks of taking power. Most importantly, the key reforms required by the IMF passed through Parliament quickly by historical standards. After years of controversy, the government finally passed a law on international arbitration, an issue that has prevented large-scale foreign direct investment into the country. Following the passage of the law, foreign investment is likely to increase dramatically. New legislation also includes a constitutional amendment to facilitate accelerated privatization and tariff reform that will fully comply with the EU customs agreement. Perhaps the most important piece of legislation, and the most controversial, is social security reform, including pension reform, which has long been an IMF requisite. The debate over Turkey's social security system, which has been a tremendous fiscal drag on the economy for years, has caused an outcry among wide parts of the population. Nevertheless, in the immediate aftermath of the earthquake, the government passed historic legislation that will, over time, tackle social security and raise the retirement age, currently only 38 for women and 43 for men to 58 and 60, respectively.

Fiscal policy is likely to be a key issue for the government and its relations with the IMF. Pre-earthquake fiscal targets are clearly no longer viable. A new budget for 2000 will be drafted during the next few months. If a budget can be passed that satisfies IMF's amended targets, the probability of a formal agreement before the end of the year would be substantial.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares trade from their net asset value. For the nine months ended July 31, 1999, the Fund repurchased 424,450 shares of its Common Stock at an average price per share of $5.93 and an average discount of 15.33% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR


September 1999

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.




--------------------------------------------------------------------------------

DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT
WWW.MSDW.COM/INSTITUTIONAL/INVESTMENTMANAGEMENT.

The Turkish Investment Fund, Inc.
Investment Summary as of July 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                             TOTAL RETURN (%)
                                -----------------------------------------------------------------------------
                                    MARKET VALUE (1)         NET ASSET VALUE (2)             INDEX (3)
                                -----------------------    -----------------------    -----------------------
                                                AVERAGE                    AVERAGE                    AVERAGE
                                CUMULATIVE      ANNUAL     CUMULATIVE      ANNUAL     CUMULATIVE      ANNUAL
                                ----------      -------    ----------      -------    ----------      -------
           Fiscal Year to Date     78.03%           --        89.60%           --        76.03%           --
           One Year                -3.28         -3.28%       -3.24         -3.24%      -13.67        -13.67%
           Five Year               14.89          2.81        89.86         13.68       100.22         14.89
           Since Inception*       -22.28         -2.58        -6.73         -0.72        36.22          3.25

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                                              [GRAPH]

                                                             YEARS ENDED OCTOBER 31:                                     NINE MONTHS
                                                                                                                            ENDED
                                                                                                                           JULY 31,
                                1990*      1991      1992        1993      1994      1995      1996      1997      1998      1999
                                ------    ------    ------      ------    ------    ------    ------    ------    ------ -----------
Net Asset Value Per Share      $12.78    $ 5.16    $ 4.69     $ 9.41     $ 4.89    $ 5.93    $ 5.57    $ 8.74    $ 4.94     $9.15
Market Value Per Share         $ 9.38    $ 7.00    $ 6.00     $10.38     $ 6.88    $ 5.88    $ 5.38    $ 7.63    $ 4.31     $7.50
Premium/(Discount)              -26.6%     35.7%     27.9%      10.3%      40.7%     -0.8%     -3.5%    -12.7%    -12.8%    -18.0%
Income Dividends               $ 0.03       --     $ 0.07      $0.04     $ 0.12       --     $ 0.12    $ 0.14    $ 0.14     $0.12
Capital Gains Distributions        --    $ 0.07    $ 0.17         --         --       --         --        --        --        --
Fund Total Return (2)           14.80%   -59.27%    -6.36%    102.39%    -47.61%    21.27%    -4.09%    60.76%   -42.39%    89.60%
Index Total Return (3)          93.17%   -64.65%   -21.03%    156.26%    -45.26%    26.48%    -4.24%    87.70%   -50.28%    76.03%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Morgan Stanley Capital International (MSCI) Turkey Index is an unmanaged index of common stocks. As of July 31, 1999, the Index was 55.0% weighted in the banking sector. Due to SEC requirements, the Fund is allowed to invest no more than 25% of its net assets in any one sector.
*    The Fund commenced operations on December 5, 1989.

The Turkish Investment Fund, Inc.
Portfolio Summary as of July 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                       [CHART]

Equity Securities                       (98.4%)
Short-Term Investments                   (1.6%)

--------------------------------------------------------------------------------
SECTORS

                                       [CHART]

Appliances & Household Durables          (9.7%)
Banking                                 (25.4%)
Beverages & Tobacco                      (9.6%)
Building Materials & Components          (6.0%)
Business & Public Services               (6.6%)
Financial Services                       (4.9%)
Insurance                                (9.0%)
Merchandising                            (8.5%)
Metals -- Steel                          (6.8%)
Utilities -- Electrical & Gas            (5.1%)
Other                                    (8.4%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS

                                         PERCENT OF
                                         NET ASSETS
                                         ----------
   1.  Aksigorta AS                           9.0%
   2.  Turkiye Garanti Bankasi                8.8
   3.  Migros Turk TAS                        7.7
   4.  Yapi Ve Kredi Bankasi                  7.4
   5.  Turkiye Is Bankasi                     7.0
   6.  Eregli Demir ve Celik
       Fabrikalari                            6.8
   7.  Dogan Yayin Holding                    6.6
   8.  Akcansa Cimento AS                     5.2
   9.  Vestel Elektronik Sanayi
       Ve Ticaret AS                          5.0
   10. Alarko Holding AS                      4.9
                                             ----
                                             68.4%
                                             ----
                                             ----

INVESTMENTS (UNAUDITED)
---------
JULY 31, 1999

                                                                          VALUE
                                                       SHARES              (000)
--------------------------------------------------------------------------------
TURKISH COMMON STOCKS (99.9%)
(UNLESS OTHERWISE NOTED)
--------------------------------------------------------------------------------
APPLIANCES & HOUSEHOLD DURABLES (9.7%)
   Arcelik AS                                      54,613,000    U.S.$    2,798
   Vestel Elektronik Sanayi Ve
      Ticaret AS                                   20,292,032             3,024
                                                                 --------------
                                                                          5,822
                                                                 --------------
-------------------------------------------------------------------------------
AUTOMOBILES (2.5%)
   Ford Otomotiv Sanayi AS                         97,380,000             1,497
                                                                 --------------
-------------------------------------------------------------------------------
BANKING (25.4%)
   Akbank TAS                                      73,000,000             1,275
   Turkiye Garanti Bankasi                        614,648,000             5,224
   Turkiye Garanti Bankasi GDS                         93,319                77
   Turkiye Is Bankasi                             221,561,000             4,230
   Yapi Ve Kredi Bankasi                          273,663,657             4,460
                                                                 --------------
                                                                         15,266
                                                                 --------------
-------------------------------------------------------------------------------
BEVERAGES & TOBACCO (9.6%)
   Ege Biracilik Ve Malt
      Sanayii                                      30,650,000             2,248
   Erciyas Biracilik Ve Malt                       93,947,668             2,188
   Guney Biracilik Ve Malt Sanayii                 36,293,250             1,331
                                                                 --------------
                                                                          5,767
                                                                 --------------
-------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (1.0%)
   Hurriyet Gazetecilik ve                         76,500,000               606
   Matbaacilik A.S.                                              --------------
-------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS (6.0%)
   Adana Cimento                                   28,879,200               511
   Akcansa Cimento AS                             265,018,000             3,116
                                                                 --------------
                                                                          3,627
                                                                 --------------
-------------------------------------------------------------------------------
BUSINESS & PUBLIC SERVICES (6.6%)
   Dogan Yayin Holding                            270,530,500             3,968
                                                                 --------------
-------------------------------------------------------------------------------
ENERGY SOURCES (2.1%)
   Turcas Petroculuk AS                            65,484,000             1,281
                                                                 --------------
-------------------------------------------------------------------------------
FINANCIAL SERVICES (4.9%)
   Alarko Holding AS                              112,890,000             2,957
                                                                 --------------
-------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS (2.2%)
   Tat Konserve Sanayii AS                         23,107,000               753
   Usas Ucak Servisi AS                               614,000               572
                                                                 --------------
                                                                          1,325
                                                                 --------------
-------------------------------------------------------------------------------
INDUSTRIAL COMPONENTS (0.5%)
   Brisa Bridgestone Sabanci
      Lastik San. Ve Tic A.S.                      10,200,000               279
                                                                 --------------
-------------------------------------------------------------------------------
INSURANCE (9.0%)
   Aksigorta AS                                   162,814,000             5,402
                                                                 --------------

MERCHANDISING (8.5%)
   Carsi Buyuk Magazacilik AS                      12,193,000    U.S.$      461
   Migros Turk TAS                                 10,572,000             4,616
                                                                 --------------
                                                                          5,077
                                                                 --------------

METALS  STEEL (6.8%)
   Eregli Demir ve Celik
      Fabrikalari TAS                             227,590,000             4,080
                                                                 --------------

UTILITIES  ELECTRICAL & GAS (5.1%)
   Aygaz AS                                        13,306,000             1,332
   Cukurova Elektrik AS                             2,557,000             1,727
                                                                 --------------
                                                                          3,059
                                                                 --------------

TOTAL TURKISH COMMON STOCKS
   (Cost U.S.$50,531)                                                    60,013
                                                                 --------------
-------------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT
                                                        (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.6%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.6%)
   Chase Securities, Inc., 4.87%,
       dated 7/30/99, due 8/2/99,
       to be repurchased at
       U.S.$965, collateralized by
       U.S.$960 U.S. Treasury Note
       6.25%, due 10/31/01, valued
       at U.S.$986
       (Cost U.S.$965)                         U.S.$      965               965
                                                                 --------------
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.5%)
   (Cost U.S.$51,496)                                                    60,978
                                                                 --------------
-------------------------------------------------------------------------------

                                                       AMOUNT
                                                        (000)
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.5%)
   Other Assets                                         2,506
   Liabilities                                         (3,386)             (880)
                                               --------------    --------------
-------------------------------------------------------------------------------
NET ASSETS (100%)
   Applicable to 6,564,680 issued
      and outstanding U.S.$0.01
      par value shares (30,000,000
      shares authorized)                                         U.S.$   60,098
                                                                 --------------
                                                                 --------------
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        U.S.     $9.15
                                                                 --------------
                                                                 --------------
-------------------------------------------------------------------------------

GDS -- Global Depositary Shares
       July 31, 1999 exchange rate -- Turkish Lira (TRL)
       429,470 = U.S.$1.00


                                       6